SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 31, 2014

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-31240

(Commission

File Number)

84-1611629

(I.R.S. Employer

Identification Number)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

New Senior Unsecured Term Loan Credit Facility

On March 31, 2014 (the “Effective Date”), Newmont Mining Corporation, a Delaware corporation (the “Company”), entered into a term loan credit agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities LLC, BMO Capital Markets, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Mizuho Bank, Ltd., RBS Securities Inc. and Sumitomo Mitsui Banking Corporation, as joint lead arrangers (the “Term Loan Credit Agreement”). The Term Loan Credit Agreement provides for the extension of credit to the Company by the lenders thereunder in the form of a delayed draw senior unsecured term loan in an aggregate principal amount of up to $575 million (the “Term Loan Facility”). The Term Loan Facility may be drawn in a single drawing on any business day beginning on the Effective Date and ending on July 15, 2014 (such date of funding, the “Funding Date”). The Term Loan Facility will mature five years after the Funding Date and will amortize in quarterly installments in an amount equal to (i) 5% per annum during the second year after the Funding Date, (ii) 10% per annum during the third year after the Funding Date and (iii) 15% per annum during the fourth year after the Funding Date, with the balance due at maturity. The proceeds of the Term Loan Facility will be used to repay $575 million of the Company’s convertible debt maturing in July 2014 and for working capital and general corporate purposes.

Interest rates and fees under the Term Loan Facility generally vary based on the credit ratings of the Company’s senior, unsecured, long-term debt. Borrowings under the Term Loan Facility generally bear interest at a rate per annum equal to, at the Company’s option, either (i) adjusted LIBOR plus a margin ranging from 0.875% to 1.65% or (ii) the greatest of the lead bank’s prime rate, the federal funds rate plus 0.50% and adjusted LIBOR for a one-month period plus 1.00%, plus, in each case, a margin of up to 0.65%. Ticking fees accrue at a rate of 0.20% per annum on the daily undrawn commitment of each lender from the Effective Date up to, but excluding, the earlier of the Funding Date or July 15, 2014. Upfront fees will be payable to each lender in an amount equal to 0.25% of its commitments in respect of the Term Loan Facility, 50% of which was due and payable on the Effective Date and 50% of which will be due and payable on the Funding Date.

The Term Loan Credit Agreement also provides for incremental term loan facilities in an aggregate principal amount not to exceed $250 million, which the Company may request during the term of the Term Loan Facility, subject to the terms and conditions set forth in the Term Loan Credit Agreement.

The Term Loan Credit Agreement contains customary representations and warranties, covenants and events of default. A financial covenant prohibits the Company from permitting Total Indebtedness (as defined in the Term Loan Credit Agreement and calculated as of the last day of any fiscal quarter) to exceed an amount equal to 62.5% of Total Capitalization (as defined in the Term Loan Credit Agreement).

The Company’s obligations under the Term Loan Credit Agreement are unconditionally guaranteed by the Company’s subsidiary, Newmont USA Limited, a Delaware corporation (“Newmont USA”), as provided in the Term Loan Credit Agreement. Newmont USA may be released from such obligations as a guarantor under the Term Loan Credit Agreement in the future upon satisfaction of certain conditions set forth in the Term Loan Credit Agreement, including if Newmont USA ceases to guarantee the Company’s other material indebtedness.

The foregoing description of the Term Loan Facility is qualified in its entirety by reference to the complete text of the Term Loan Credit Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Amendment to $3 Billion Senior Unsecured Revolving Credit Facility

On March 31, 2014, the Company also entered into a second amendment (the “Second Amendment”) to its existing credit agreement (the “Credit Agreement”) dated as of May 20, 2011, among the Company as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, as subsequently amended on May 15, 2012.

The Second Amendment (i) extends the maturity date of the Credit Agreement from May 22, 2017 to March 31, 2019 and (ii) revises the way fees and interest margins are calculated under the Credit Agreement if the credit ratings for the Company’s senior, unsecured, long-term debt fall within different ratings categories, among other changes set forth in the Second Amendment. In connection with the Second Amendment, lenders that agreed to extend their commitments received an extension fee equal to 0.10% of their respective commitments under the Credit Agreement, as amended.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the complete text of the Second Amendment, which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

In addition, in connection with the Second Amendment, the Company’s subsidiary, Newmont USA, reaffirms its guarantee and other commitments and obligations in connection with the Credit Agreement. The Second Reaffirmation Agreement, dated March 31, 2014, is filed herewith as Exhibit 10.3 and incorporated by reference herein.

Many of the lenders under the Term Loan Credit Agreement and the Credit Agreement, as amended, have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services or other services for the Company or its affiliates, and affiliates of certain of these lenders have served in the past as underwriters in public offerings of securities by the Company, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01.	EXHIBITS.

Exhibit No.	Description

10.1	Term Loan Credit Agreement dated March 31, 2014, by and among Newmont Mining Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Second Amendment, dated March 31, 2014, to the Credit Agreement dated May 20, 2011, by and among Newmont Mining Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3	Second Reaffirmation Agreement, dated March 31, 2014, by Newmont USA Limited and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Stephen P. Gottesfeld
Name:	Stephen P. Gottesfeld
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: April 2, 2014

EXHIBITS

Exhibit No.	Description

10.1	Term Loan Credit Agreement dated March 31, 2014, by and among Newmont Mining Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Second Amendment, dated March 31, 2014, to the Credit Agreement dated May 20, 2011, by and among Newmont Mining Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3	Second Reaffirmation Agreement, dated March 31, 2014, by Newmont USA Limited and JPMorgan Chase Bank, N.A., as Administrative Agent.